UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 17, 2004
            ---------------------------------------------------------

                       Pennsylvania Commerce Bancorp, Inc.
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Pennsylvania                      000-50961               25-1834776
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 (State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)


    100 Senate Avenue, Camp Hill, Pennsylvania                     17011
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     (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code            (717) 975-5630
                                                   -----------------------------

                                       N/A
                          -----------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.  Entry into a Material Definitive Agreement

                  On December 17, 2004, the Board of Directors of Pennsylvania Commerce Bancorp, Inc. amended the Company's 1996 Employee Stock Option Plan and 2001 Directors Stock Option Plan. The amendment modifies the vesting schedules of the plan to be based upon the option holding period. The Employee Stock Option Plan previously included vesting schedules based upon the sooner of years of service or the option holding period. As a result of the amendment, the years-of-service component of the vesting schedule was deleted for stock options awarded after January 1, 2005. The Directors Stock Option Plan previously did not include a vesting schedule. As a result of the amendment, the vesting schedule for the Directors Stock Option Plan will now be the same as the schedule for the Employees Stock Option Plan for stock options awarded after January 1, 2005.

                  Copies of the Amended Stock Option Plans are attached as Exhibits 10.1 and 10.2 to this report. The description of the plans contained in this report is qualified by reference to the plans themselves.



Item 9.01.   Financial Statements and Exhibits

(c) Exhibits

         Exhibit No.
         -----------

10.1     Amended 1996 Employee Stock Option Plan

10.2     Amended 2001 Directors Stock Option Plan



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Pennsylvania Commerce Bancorp, Inc.
                                          -------------------------------------
                                                            (Registrant)



         Date: December 23, 2004          /s/ Gary L. Nalbandian
                                          -------------------------------------
                                          Gary L. Nalbandian,
                                          Chairman and President





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                                  EXHIBIT INDEX



Exhibit No.                 DESCRIPTION
----------                  ------------

10.1     Amended 1996 Employee Stock Option Plan

10.2     Amended 2001 Directors Stock Option Plan